                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994    SIGNATURE:/s/Douglas W. Leatherdale
                                       ----------------------------------------

                             NAME:  Douglas W. Leatherdale

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Patrick A. Thiele
                                        ---------------------------------------

                              NAME:  Patrick A. Thiele

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Michael R. Bonsignore
                                       ----------------------------------------

                              NAME:  Michael R. Bonsignore

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/John H. Dasburg
                                       ----------------------------------------


                              NAME:  John H. Dasburg

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/W. John Driscoll
                                       ----------------------------------------


                              NAME:  W. John Driscoll

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Pierson M. Grieve
                                       ----------------------------------------


                              NAME:  Pierson M. Grieve

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Ronald James
                                       ----------------------------------------


                              NAME:  Ronald James

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/William H. Kling
                                       ----------------------------------------


                              NAME:  William H. Kling

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Bruce K. MacLaury
                                       ----------------------------------------


                              NAME:  Bruce K. MacLaury

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Ian A. Martin
                                       ----------------------------------------


                              NAME:  Ian A. Martin

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Glen D. Nelson, M.D.
                                       ----------------------------------------


                              NAME:  Glen D. Nelson, M.D.

                                POWER OF ATTORNEY
                                -----------------


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Karl P. Aaro, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul issued and to be issued pursuant to the 1994 Stock Incentive Plan, 1986 Restricted Stock Plan and Deferred Stock Award Program of The St. Paul, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  December 19, 1994     SIGNATURE:/s/Anita M. Pampusch
                                       ----------------------------------------


                              NAME:  Anita M. Pampusch